EXHIBIT 10


                    WERNER ENTERPRISES, INC.

                   SECOND AMENDED AND RESTATED
                        STOCK OPTION PLAN

     1. Purpose. The purpose of the Werner Enterprises, Inc. (the "Company") Stock Option Plan (the "Plan") is to advance the interests of the Company and its shareholders by attracting and retaining those individuals whose skill and initiative enhance the Company's continued success, growth and profitability. This Plan is a nonqualified stock option plan, with stock appreciation rights. This Plan authorizes the grant of nonqualified stock options and stock appreciation rights in order to help attract and retain key employees, by providing them with participatory rights in the future success and growth of the Company, without necessarily requiring a financial outlay by these employees to ensure their participation in the Plan benefits.

     2.    Definitions.   The  following  words  shall  have  the
following meaning:

          (a)   "Company" shall mean Werner Enterprises, Inc.,  a
     Nebraska corporation.

          (b) "Board of Directors" shall mean the Board of Directors of the Company.

          (c) "Committee" shall mean the Option Committee, which is appointed by the Board of Directors, and which shall be composed of three or more members of the Board of Directors, and none of whom, for one year prior to his or her appointment to the committee, has been granted or awarded any equity security, including any derivative security such as an Option or Stock Appreciation Right, of the Company pursuant to this Plan or any other plan of the Company.

          (d) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

          (e)   "Option"  shall mean a right to  purchase  Common
     Stock, granted pursuant to the Plan.

          (f)   "Option Price" shall mean the purchase price  for
     Common  Stock  under an Option, as determined in  Section  6 below.

          (g)   "Plan"  shall mean this Werner Enterprises,  Inc.
     Stock Option Plan.

          (h) "Participant" shall mean an employee of the Company (or any of its subsidiaries) to whom an Option is granted under the Plan.

          (i) "Stock Appreciation Right" shall mean a right to receive cash or stock, granted pursuant to Section 8 below.

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     3.    Stock  To  Be Optioned.  Subject to the provisions  of
Section 13 of the Plan, the maximum number of shares of Common Stock that may be optioned or sold under the Plan is 8,750,000 (1) shares. Such shares may be treasury, or authorized but unissued, shares of Common Stock of the Company.

     4. Administration. The Plan shall be administered by the Committee. Two members of the Committee shall constitute a quorum for the transaction of business. The Committee is granted the authority to determine the recipients of the Options and the Stock Appreciation Rights, the number of shares subject to such Options and the corresponding Stock Appreciation Rights, the date on which these Options and Stock Appreciation Rights are to be granted and are exercisable, whether or not such Options and Stock Appreciation Rights may be exercisable in installments, and any other terms of the Options and Stock Appreciation Rights consistent with the terms of this Plan. Options for no more than 250,000 shares in the aggregate may be granted to one person, and Options may be granted at any time during the Plan's duration. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by a majority of the entire Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made by him in good faith.

     5. Eligibility. The Committee may grant options to any management employee (including an employee who is a director and/or an officer of the Company and its subsidiaries). Options may be awarded by the Committee at any time and may include or exclude new or previous Participants as the Committee shall determine. Options granted at different times need not contain similar provisions.

     6. Option Price. The purchase price of Common Stock under each Option shall be 100 percent of the fair market value of the Common Stock on the date the Option is granted, but in no event less than the par value of the Common Stock. If the Common Stock is traded in a public trading market, the fair market value will be the last reported sales price on the date preceding the date of determination. If there is no active public trading market for the Common Stock, the fair market value shall be determined in good faith by the Committee. In addition, the Plan allows, at the discretion of the Committee, the surrender of an Option and its subsequent regrant. The regranting of the Option may allow for lower-priced shares (as then valued) to be granted or for a lesser number of shares than originally intended to be issued. However, as with the originally issued option shares, the price to the Participant may not be less than the fair market value of the regranted optioned shares, as determined at the time of regrant.

     7.    Terms  and  Conditions  of Options.   Options  granted
pursuant to this Plan shall comply with and be subject to the following terms and conditions:

          (a) Time and Method of Payment. The Option Price shall be paid in full in cash at the time an Option is exercised under the Plan. Exercise of an Option without

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(1)  This  number  reflects  increases  due  to stock  splits  in
September 1992, August 1996, and May 1998 and amendment to the Plan approved February 8, 2000, which increased the maximum number of Common Shares that may be optioned or sold by 5,000,000 shares.

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     concurrent payment in full in cash shall be invalid  and  of no effect. Upon the exercise of an Option and The payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Common Stock and, as of that date, the
     Participant shall have all the rights of a shareholder.   No
     adjustment will be made for dividends or other rights for which the record date is prior to the date the Participant is entitled to the issuance of a stock certificate.

          (b) Number of Shares. Each Option shall state the total number of shares of Common Stock to which it pertains. The number of shares to which a Participant is entitled under an Option shall be reduced by the number of Stock Appreciation Rights (described in Section 8 below) related to the Option that have been previously exercised by the Participant.

          (c) Option Period and Limitations on Exercise of Options. The Committee may in its discretion provide that an Option may become exercisable only after the expiration of a period of time specified in the Option agreement. Except as provided in the Option agreement, Options shall not be exercisable until the expiration of six months from the date the Option is granted, and any Option may be exercised in whole or in part. No Option may be exercised after the expiration of ten years and one day from the date it is granted. Unless otherwise noted in the Option agreement, no Option may be exercised for a fractional share of Common Stock.

     8. Terms and Conditions of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights at the same time as Participants are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by agreements which shall comply with, and be subject to, the following terms and conditions:

          (a) Grant. Each Stock Appreciation Right shall relate to a specific Option under the Plan and shall be awarded to a Participant concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to a Participant may be equal to the number of shares that the Participant is entitled to receive pursuant to the related Option. The number of Stock Appreciation Rights held by a Participant shall be the number of Stock Appreciation Rights granted reduced by:

               (1) the number of Stock Appreciation Rights exercised for Common Stock or cash pursuant to the Stock Appreciation Rights agreement;

               (2)    the  number  of  shares  of  Common   Stock
          purchased  by such Participant pursuant to the  related
          Option.

         (b) Manner of Exercise. A Participant shall exercise Stock Appreciation Rights by giving written notice of such exercise to the Company. The date on which such written notice is received by the Company shall be the exercise date for the Stock Appreciation Rights.

         (c)   Appreciation  Available.  Each Stock  Appreciation

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     Right shall entitle a Participant to the excess of the  fair market value of a share of Common Stock on the exercise date over the Option Price of the related Option.

         (d) Payment of Appreciation. In the discretion of the Committee, the appreciation available to a Participant from an exercise of Stock Appreciation Rights may be paid to the Participant either in cash or Common Stock. If paid in cash, the amount thereof shall be the amount of appreciation available (see (d) above). If paid in Common Stock, the number of shares that shall be issued pursuant to the exercise of Stock Appreciation Rights shall be determined by dividing the amount of appreciation by the fair market value of a share of Common Stock on the exercise date of the Stock Appreciation Rights; provided, however, that no fractional shares shall be issued upon the exercise of Stock Appreciation Rights.

         (e)   Limitations  Upon Exercise of  Stock  Appreciation
     Rights. If a Participant exercises a Stock Appreciation Right for cash, the Option to which the Stock Appreciation Right relates shall expire. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan. Adjustment to the number of shares in the Plan and the price per share pursuant to
     Section 13 below shall also be made to any Stock Appreciation Rights held by each Participant.

     9. Termination of Employment. A Participant's Options and Stock Appreciation Rights will immediately terminate and his or her right to exercise Options and Stock Appreciation Rights will immediately terminate upon the involuntary termination by the Company of the Participant's employment with the Company or a subsidiary of the Company. If a Participant's employment with the Company or a subsidiary of the Company is voluntarily terminated by the Participant, the Participant may exercise his or her Options or Stock Appreciation Rights that are otherwise exercisable pursuant to this Plan on the date of such termination for up to and including one hundred and eighty (180) days after such termination of his or her employment, but in no event shall any Option or Stock Appreciation Right be exercisable more than ten years and one day from the date it was granted. The Committee has the right to cancel an Option or Stock Appreciation Right during such 180 day period if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company. The Committee shall also determine in each case whether a termination of employment (including a termination due to disability) shall be considered voluntary or involuntary. In addition, the Committee shall determine, subject to applicable law, whether a leave of absence or similar circumstance shall constitute a termination of employment and the date upon which a termination resulting therefrom became effective. Any such determination of the Committee shall be final and conclusive, unless overruled by the entire Board of Directors at its next regular or special meeting. A Participant's right to exercise Options or Stock Appreciation Rights after his or her death are governed by Section 10 of this Plan.

     10. Rights in Event of Death. If a Participant dies while employed by the Company, or within one hundred and eighty (180) days after having retired or voluntarily terminated his or her employment, and at the time of death had unexercised Options or Stock Appreciation Rights, the executors or administrators, or legatees or heirs, of his estate shall have the right to exercise such Options and Stock Appreciation Rights within one year of the

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Participant's death to the extent that such deceased  Participant was entitled to exercise the Options and Stock Appreciation Rights on the date of his death; provided, however, that in no
event   shall  the  Options  or  Stock  Appreciation  Rights   be
exercisable more than ten years and one day from the date they were granted. As a condition to any such exercise, the Committee may require any such executor, administrator, legatee or heir seeking to exercise such Options or Stock Appreciation Rights to provide evidence satisfactory to the Committee, in its sole discretion, of his or her authority to exercise such Options or Stock Appreciation Rights on behalf of the Participant's estate.

     11.   No Obligation To Exercise Option of Stock Appreciation
Rights.   The granting of an Option or Stock Appreciation  Rights
shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Rights.

     12.    Nonassignability.   Options  and  Stock  Appreciation
Rights shall not be transferable other than by will or by the laws of descent and distribution and during a Participant's lifetime shall be exercisable only by such Participant.

     13. Effect of Change in Stock Subject to the Plan. The aggregate number of shares of Common Stock available for Options under the Plan, the shares subject to any Option, the price per share, and the number of related Stock Appreciation Rights shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option or Stock Appreciation Rights shall pertain, apply and relate to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all outstanding Options and Stock Appreciation Rights under the Plan shall terminate; provided, however, that each Participant shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Options and Stock Appreciation Rights in whole or in pan, but only those Options and Stock Appreciation Rights exercisable on the date of the dissolution, liquidation, merger or consolidation.

     14. Amendment The Board of Directors, by resolution, may terminate, amend or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board of Directors nor the Committee may, without the consent of the holder of an Option, alter or impair any Options or Stock Appreciation Rights previously granted pursuant to the Plan, except as authorized herein.

     15.   Agreement  and  Representation  of  Employees.   As  a
condition to the exercise of a portion of any Options or Stock Appreciation Rights, the Company may require the person exercising such Options or Stock Appreciation Rights to represent and warrant at the time of such exercise that any shares of Common Stock acquired by exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities

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Act  of  1933 or any other applicable law, regulation or rule  of any governmental agency.

     16. Reservation of Shares of Common Stock. The Company, during the term of the Plan, will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by legal counsel for the Company for the lawful issuance and sale of its Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

     17. Effective Date of Plan. The Plan shall be effective as of June 9, 1987.

     18. Termination Date of Plan. This Plan may be terminated by the Board of Directors, in its sole discretion, and no Options or Stock Appreciation Rights shall be granted pursuant to this Plan after such termination. Termination of this Plan shall not affect any Options or Stock Appreciation Rights granted during the term of this Plan.

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